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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 8, 2001


                                 EARTHLINK, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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        DELAWARE                     001-15605                        58-2511877
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(State of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)
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                              1375 PEACHTREE STREET
                             ATLANTA, GEORGIA 30309
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  404-815-0770

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ITEM 5.  OTHER EVENTS.

Amended Relationship with Sprint

     On February 8, 2001, Sprint Corporation ("Sprint") and EarthLink, Inc. ("EarthLink") renegotiated their commercial and governance arrangements to reflect the evolution of the parties' business relationship and the new dynamics of the telecommunications-Internet market. While the parties continue to have a business relationship, the new relationship, as discussed below, is less restrictive allowing the parties to act more independently.

Commercial Relationship

     EarthLink continues to support a variety of Sprint-branded retail Internet services, such as Sprint's broadband services, and some of its web hosting services through a wholesale arrangement between the parties. Sprint continues to sell EarthLink-branded dial up Internet access service, though Sprint may now, at its election, create a Sprint-branded dial-up service, using EarthLink components on a wholesale basis. Although Sprint may continue to use the EarthLink brand in these wholesale services, Sprint is not required to do so. Likewise, EarthLink is released from any obligation to co-brand any of its services with the Sprint brand. Both companies have removed all exclusivity provisions from the relationship. Sprint may pursue relationships with other Internet service providers, and EarthLink may enter into commercial relationships with other telecommunications service providers.

Governance Relationship

     Among the changes to the governance relationship, commencing in September of 2001, Sprint will no longer have the right to acquire EarthLink. Sprint will continue to have the right to maintain its percentage of EarthLink's fully diluted equity ownership by purchasing shares on the market or from third parties, in the event that Sprint's interest in EarthLink securities is diluted by the issuance of voting securities in a financing ararngement or an acquisition, or by the exercise of options or warrants or the conversion of convertible securities into voting stock. However, Sprint will have no other rights to acquire EarthLink's equity securites. Sprint will retain its right of first refusal to purchase all, but not less than all, of EarthLink's equity securities in the event that a third-party offers to acquire a controlling interest in EarthLink.

     Sprint has also relinquished its right to appoint two members to the EarthLink Board of Directors. Mr. Esrey and Mr. Lauer, Sprint's prior Board representatives, have resigned from their respective Board positions.

     The new business arrangements between the parties are more fully described in the Termination, Mutual Release and Waiver Agreement and the Amended and Restated Governance Agreement attached to this Form 8-K as Exhibits 99.1 and 99.2 respectively.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

             Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.

             Not applicable.

     (c) EXHIBITS.

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     EXHIBIT NO.       DESCRIPTION
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        99.1           Termination, Mutual Release and Waiver Agreement by
                       and among Sprint Corporation, Sprint Communications Company L.P., and EarthLink, Inc. dated February 8, 2001

        99.2 Amended and Restated Governance Agreement by and among Sprint Corporation, Sprint Communications Company L.P., EarthLink, Inc. and EarthLink Operations, Inc. dated February 8, 2001
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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                              EARTHLINK, INC.



Date:  March 2, 2001                                          By: /s/ Charles G. Betty
                                                                  --------------------
                                                                  Charles G. Betty
                                                                  Chief Executive Officer
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